12 Months Ended
Jan. 29, 2015
Retail | Fidelity U.S. Government Reserves
Supplement to the
Fidelity® Cash Reserves and Fidelity U.S. Government Reserves
January 29, 2015
Prospectus

Effective the close of business on August 21, 2015, new positions in Fidelity U.S. Government Reserves may no longer be opened. Shareholders of the fund on that date may continue to add to their existing fund positions. Investors who did not own shares of the fund on August 21, 2015, generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by August 21, 2015, 2) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since August 21, 2015, 3) by a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, and 4) by a portfolio manager of the fund. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

At a special shareholder meeting of Fidelity U.S. Government Reserves, shareholders approved a proposal to merge Fidelity U.S. Government Reserves into Fidelity Government Money Market Fund. The Reorganization is expected to take place in the fourth quarter of 2015.

At a special shareholder meeting of Fidelity Cash Reserves, shareholders approved a proposal to modify the fund's fundamental concentration policy so that the fund would be prohibited from investing more than 25% of its total assets in the financial services industry. This change will enable the fund to operate as a government money market fund. The fund will implement other changes necessary to operate as a government money market fund, including (i) adopting a principal investment strategy to normally invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully and (ii) changing its name to "Fidelity Government Cash Reserves." The modification to the fund's fundamental concentration policy and the fund's transition to a government money market fund are expected to become effective in the fourth quarter of 2015.